UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
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                                  SCHEDULE 14A

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                            JUPITERMEDIA CORPORATION
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                         Jupiterimages/Getty Images FAQ

Internal Use Only - Do Not Distribute
Contents
Employment  Questions                                   Page 1
Conducting Business As Usual                            Page 3
On Getty Images                                         Page 4
Questions Regarding the Proposed Sale                   Page 4
Selling Related Questions for Sales People              Page 5


Employment Questions

Q: If the proposed purchase closes, will Getty Images retain all employees?

A: We don't know the answer to this question. Jupiterimages is a large and complex organization and integrating it into Getty Images will likely take some time. Getty Images has a great deal of experience in integrating companies and we expect it will clearly communicate some or all of their integration plans shortly after closing the transaction.



Q: If the proposed purchase closes, will Jupiterimages employees be required to leave Jupitermedia offices?

A: No, Getty Images will continue to operate the standalone Jupiterimages offices until it informs us otherwise. For shared offices, Jupiterimages employees are entitled to remain in those offices for a period of time after closing.



Q: Will Jupiterimages be making employee changes before the transaction closes?

A: Jupiterimages must continue to operate regardless of the pending transaction and will continue to look for opportunities to increase revenue, improve operations and manage costs as appropriate.



Q: What should I be doing right now?

A: You should be continuing to perform the responsibilities of your job to the best of your ability and consistent with Jupiterimages' best business interests.

Q: Should I meet with Getty Images on my own?

A: No. One of the requirements to the sale of Jupiterimages to Getty Images is approval by government authorities. In connection with getting these approvals it is essential that we continue to operate Jupiterimages - in all locations throughout the world - as a stand alone business and conduct business as usual. That means that we should continue to do what is best for Jupiterimages.

We are still a competitor with Getty Images and should act as such until such time as the sale is fully approved and final. Until further notice, there should not be any meetings or communications with Getty Images, unless approved by Alan, Mitch, Don and James, and there should not be any sharing of information or documents or any discussions or other cooperation with regard to customers, collections, pricing or similar information.



Q: Which parts of the company are considered Jupitermedia and which parts are Jupiterimages?

A: Jupiterimages includes all of the images, music and footage properties. Jupitermedia includes the Internet.com, Mediabistro and Graphics.com networks of Web sites, events and the print magazines. The latter are not part of the proposed transaction with Getty Images.



Q: What benefits may I receive if my employment is terminated by Getty Images?

A: Our hope is that Getty Images will retain many of the talented, dedicated and hard working employees of Jupiterimages. Getty Images will communicate its plans in this area when appropriate as part of its integration communications after the proposed sale closes.



Q: Last week we were informed by HR that we cannot give references. In this tough job market we need to present ourselves in the best possible light. Can this policy be reviewed?

A: To avoid potential liability issues, it is important that all references are handled consistently and objectively. If you are contacted by anyone for a reference regarding a coworker, direct report, supervisor, etc. (former or current), please do not give out any information and refer the person to the Human Resources Department. For more information, please review the policy as stated in the Employee Handbook.

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Q: If a Jupiterimages employee who is on a bonus or commission plan is laid off, will they receive their bonus or commissions as part of their separation package?

A: Bonus or commissions will be paid per the terms of the employee's bonus or commission plan. Given the need for fairness prior to closing, no special arrangements or modifications to bonus and commission plans will be allowed.



Conducting Business As Usual

Q: Should we continue to sign contracts with distributors, contributors and suppliers?

A: Yes, we should continue to operate as usual, though there will be some restrictions on the things we can do. For contracts, the legal department will ensure that we're in compliance with our obligations under the agreement with Getty Images. As we move forward, we will prioritize our immediate activities based on three criteria. First, we want to enhance our support revenue bearing opportunities. Second, we want to manage costs aggressively in today's economic climate. Finally, we need to continue to prepare Jupiterimages to operate independently in the event that the acquisition does not proceed.



Q: Why did we suspend the Pioneer project (Rearch)?

A: The company must be prepared to operate in the event the Getty Images acquisition does not close. Integrating all the different platforms we have acquired over the years is critical to our future success. Suspending Pioneer and building on the Tucson platform enables Jupiterimages to focus on one single technology platform. If the transaction closes as expected, Getty Images will then determine if it wishes to continue with this integration.



Q: There are several open positions within Jupiterimages. Will we be filling these positions?

A: In general, no. We will not be filling positions at this time. In some cases, we may bring on contractors or outside consultants to get work done where extra resources are truly needed. Until the transaction closes, it will be difficult to hire new full-time employees.

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On Getty Images

Q: Where can I find the official news release from Getty Images on the proposed transaction?

A: The release is available in many places on the Internet including at http://biz.yahoo.com/prnews/081023/ny41091.html?.v=1.



Questions Regarding the Proposed Sale

Q: How will we know when the proposed sale has closed?

A: A press release and internal communications will be sent once the proposed sale is closed.



Q: Some are saying we were "bought" by Getty Images already and others say it will take some time for the paperwork to go through and could possibly not happen at all - what is the real story?

A: Jupitermedia has entered into a definitive agreement to sell the entire Jupiterimages division to Getty Images. There are certain approvals and other conditions that must be satisfied for the proposed sale to close. While it is possible that these conditions will not be met, that is not expected. In the event they are not, the transaction will be terminated and Jupiterimages will continue to operate separately. We will likely not know definitively for two to six months.



Q: Why would we announce this transaction to our clients, suppliers, contributors and distributors before it closed?

A: The information about the transaction signing was made public as required by law and stock market requirements. Additionally, we informed our clients, suppliers, contributors and distributors about the transaction in order to manage our relationships with them and avoid confusion about what the transaction meant.

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Q: Does Getty Images have access to any of our information right now, such as client lists or employee data?

A: Yes, Getty Images has access to selected information on employees, customers, certain contracts and other information required by Getty Images to evaluate and value Jupiterimages. This information is protected under non-disclosure agreements and access is strictly limited to a small number of Getty Images employees. This is a customary procedure during an acquisition process.



Q: Will a new management team be put in place at Jupiterimages?

A: We are not privy to the integration plans of Getty Images. Once the transaction closes, Getty Images will inform its employees of any new management structure to be installed in its Jupiterimages division.



Q: Will we renew our lease for the current Pasadena office space? How long of a lease is Getty Images seeking for the Peoria facility?

A: Our lease in Pasadena expires at the end of the year. We are in active negotiations with the landlord of the Pasadena office. While we enjoy the space, in today's economic climate we need to ensure that we're paying the most competitive rates. Getty Images' lease for the Peoria facility is also being negotiated.



Q: May I distribute this FAQ to others?

A: No.  This is intended for Jupiterimages employees only.



Selling Related Questions for Sales People

Q: What do I tell customers who think Getty Images now owns Jupiterimages?

A: Getty Images and Jupiterimages have signed a definitive agreement for the acquisition of Jupiterimages but the transaction will not close for some period of time. Customers should continue to work with Jupiterimages as they always have. Customers will be notified by Jupiterimages when the proposed transaction has closed.

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Q: What will happen to Jupiterimages.com?

A: Nothing will happen to Jupiterimages.com right now. Once the acquisition has closed, our expectation is that Getty Images will retain the Jupiterimages brand and website.



Q: Can customers buy all of their images on Getty Images now, including content they used to buy from Jupiterimages?

A: No. Despite Getty Images' plans to acquire Jupiterimages, the companies will remain separate legal entities until the pending transaction is closed. As such, content unique to Jupiterimages can only be purchased from us. Jupiterimages does carry some Getty Images content under distribution agreements, but the overlap is minimal. Customers should provide image numbers to their account executive who will check availability.



Q: Does a customer's Getty Images (or Jupiterimages) pricing agreement or discount now apply to content found on the site of the other company?

A: No. Despite Getty Images' plans to acquire Jupiterimages, the companies will remain separate legal entities until the pending transaction is closed. Customers should continue to think of their pricing agreements as two separate agreements from two separate image suppliers until further notice.



Q: Will a customer's account representative change now?

A: No. Despite Getty Images' plans to acquire Jupiterimages, the companies will remain separate legal entities until the pending transaction is closed. Jupiterimages' customers should continue to contact their current account representatives and should expect the same high level of customer support they are accustomed to. After the pending transaction closes, Getty Images will communicate any changes to customer account management if appropriate.



Q: Do customers need to send research requests to Jupiterimages?

A: Yes. Despite Getty Images' plans to acquire Jupiterimages, the companies will remain separate legal entities until the pending transaction is closed. After the pending transaction closes, Getty Images will communicate any changes to the research request submittal process if appropriate.

Q: What do I tell customers who are nervous about signing JIU contracts with Jupiterimages now?

A: All existing and new contracts signed prior to closing remain in effect, now and following the closing, subject to the relevant contract terms. If your customer is concerned with any language in a Jupiterimages' contract they are reviewing for execution, as usual please work with your appropriate legal representative to address the customer's concern.



Q: Will my JIU subscription remain active?

A: Yes. While we do not know Getty Images' plans for products like JIU, it must continue to provide these services per the terms of any customer contract.



Q: Will the price of JIU increase?

A: Getty Images must honor the terms of existing contracts with Jupiterimages. Until renewal time, your price is contractually guaranteed. After the closing of the pending transaction, Getty Images will communicate any changes to customers if appropriate.



Q: Will JIU or other Jupiterimages contracts be transferred to Getty Images?

A: Jupiterimages and Getty Images will remain separate legal entities until the closing of the transaction. Accordingly, all contracts will remain with Jupiterimages up through the closing of the transaction. If Getty Images chooses to change this following the closing, it will communicate its plans as appropriate.



Q: Will customers be able to get Photodisc, Stockbyte, and Digital Vision content on JIU?

A: We don't know. After the closing of the transaction, Getty Images will disclose its plans for these products as appropriate.



Q: Will customers with Creative Express and JIU have their services combined?

A: We don't know. After the closing of the transaction, Getty Images will disclose its plans for these products when appropriate.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995

Statements in this document which are not historical facts are "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, for example, the competitive environment in which Jupitermedia Corporation ("Jupitermedia") and Jupiterimages Corporation ("Jupiterimages") compete; the unpredictability of Jupitermedia's and Jupiterimages' respective future revenues, expenses, cash flows and stock price; Jupitermedia's and Jupiterimages' respective ability to integrate acquired businesses, products and personnel into their existing businesses; Jupitermedia's and Jupiterimages' respective ability to protect their intellectual property; Jupitermedia's dependence on a limited number of advertisers; the conditions to the completion of the transactions contemplated by the stock purchase agreement may not be satisfied, or the regulatory approvals and clearances required for the transactions contemplated by the stock purchase agreement may not be obtained on the terms expected or on the anticipated schedule (if at all); the parties' ability to meet expectations regarding the timing for completion of the transactions contemplated by the stock purchase agreement; the retention of certain key employees at Jupitermedia and Jupiterimages; and the outcome of any legal proceedings that may be instituted against Jupitermedia Corporation and others following the announcement of the stock purchase agreement.

For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this filing, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.

Important Additional Information Regarding the Stock Purchase Agreement dated as of October 22, 2008 by and between Jupitermedia
Corporation and Getty Images, Inc. will be filed with the SEC

This communication is not a solicitation of a proxy from any security holder of Jupitermedia. In connection with the stock purchase agreement, Jupitermedia Corporation will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. THE PROXY STATEMENT WILL BE SENT TO JUPITERMEDIA CORPORATION STOCKHOLDERS, WHO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE STOCK PURCHASE AGREEMENT. Jupitermedia Corporation investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html.

Jupitermedia Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jupitermedia Corporation in connection with the stock purchase agreement and the proposed transaction. Information about Jupitermedia Corporation and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.